UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-05739

Name of Fund: BlackRock MuniEnhanced Fund, Inc. (MEN)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Donald C. Burke, Chief Executive Officer,
      BlackRock MuniEnhanced Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 01/31/2008

Date of reporting period: 02/01/2007 - 01/31/2008

Item 1 - Report to Stockholders

EQUITIES   FIXED INCOME   REAL ESTATE
LIQUIDITY  ALTERNATIVES   BLACKROCK SOLUTIONS

BlackRock MuniEnhanced                                                 BLACKROCK
Fund, Inc. (MEN)

ANNUAL REPORT | JANUARY 31, 2008

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

Table of Contents
================================================================================
                                                                            Page
--------------------------------------------------------------------------------
A Letter to Shareholders .................................................     3
Annual Report:
Fund Summary .............................................................     4
The Benefits and Risks of Leveraging .....................................     5
Swap Agreements ..........................................................     5
Financial Statements:
  Schedule of Investments ................................................     6
  Statement of Assets and Liabilities ....................................    12
  Statement of Operations ................................................    12
  Statements of Changes in Net Assets ....................................    13
Financial Highlights .....................................................    14
Notes to Financial Statements ............................................    15
Report of Independent Registered Public Accounting Firm ..................    19
Important Tax Information (Unaudited) ....................................    19
Automatic Dividend Reinvestment Plan .....................................    20
Officers and Directors ...................................................    21
Additional Information ...................................................    25


2       BLACKROCK MUNIENHANCED FUND, INC.              JANUARY 31, 2008

A Letter to Shareholders

Dear Shareholder

Financial markets weathered intense bouts of volatility in 2007, only to enter the new year with no relief. While most major market indexes managed to post positive returns in 2007, January proved to be a trying month as fears of an economic recession swelled.

The Federal Reserve Board (the "Fed"), after cutting interest rates 100 basis points (1%) between September 2007 and year-end, more than matched those cuts in January alone. The Fed, responding to a slowing economy and continued fallout from the subprime mortgage crisis, cut interest rates 75 basis points in a rare unscheduled session on January 22, and quickly followed with another 50-basis-point cut at its regular meeting on January 30. This brought the target short-term interest rate to 3% as of the conclusion of this reporting period. In a statement accompanying its action, the central bank cited "a deepening housing contraction" and "considerable stress in the credit markets."

To be sure, subprime mortgage woes dominated headlines for much of 2007, spawning a widespread liquidity and credit crisis with ramifications across global markets. The reverberations continue to be felt as stocks grapple with recession fears, heightened volatility and weakening earnings growth. Small-cap and value-oriented stocks suffered most in 2007, while large-cap and growth-oriented stocks fared better. International markets, which outperformed the U.S. in 2007, generally experienced greater declines in January as investors grew increasingly risk averse.

The reaction has been similar in fixed income markets, with fears related to the economic slowdown, housing collapse and subprime fallout prompting a flight to quality. Investors have largely shunned bonds associated with the housing and credit markets in favor of higher-quality government issues. The yield on 10-year Treasury issues, which touched 5.30% in June 2007 (its highest level in five years), fell to 4.04% by year-end and to 3.67% by the end of January, while prices correspondingly rose. The tax-exempt bond market set a new-issuance record in 2007, but has struggled with additional concerns around the creditworthiness of bond insurers.

Against this volatile backdrop, the major benchmark indexes posted mixed results for the current reporting period:

Total Returns as of January 31, 2008                                                    6-month    12-month
===========================================================================================================
U.S. equities (S&P 500 Index)                                                            -4.32%      -2.31%
-----------------------------------------------------------------------------------------------------------
Small cap U.S. equities (Russell 2000 Index)                                             -7.51       -9.79
-----------------------------------------------------------------------------------------------------------
International equities (MSCI Europe, Australasia, Far East Index)                        -7.52       +0.22
-----------------------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers U.S. Aggregate Bond Index)                                 +6.82       +8.81
-----------------------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)                           +3.71       +4.93
-----------------------------------------------------------------------------------------------------------
High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Capped Index)      +1.34       -0.44
-----------------------------------------------------------------------------------------------------------

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

As you navigate the current uncertainties, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more up-to-date commentary on the economy and financial markets, we invite you to visit www.blackrock.com/funds. As always, we thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,


/s/ Rob Kapito

Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT

Fund Summary as of January 31, 2008

Investment Objective

BlackRock MuniEnhanced Fund, Inc. (MEN) seeks to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies by investing primarily in a portfolio of long-term, investment grade municipal obligations, the interest on which is exempt from federal income taxes in the opinion of the bond counsel to the issuer.

Performance

For the 12 months ended January 31, 2008, the Fund returned +3.92% based on market price, with dividends reinvested. The Fund's return based on net asset value (NAV) was +1.44%, with dividends reinvested. For the same period, the Lipper Insured Municipal Debt Funds (leveraged) category posted an average return of +1.76% on a NAV basis. Fund performance was impacted by three key factors: exposure to the long end of the municipal yield curve, which underperformed as the curve steepened; a widening in credit spreads, which negatively impacted uninsured credits in the portfolio; and pressure on municipal bond insurers, which affected the entire insured municipal marketplace.

Fund Information

Symbol on New York Stock Exchange ...............................       MEN
Initial Offering Date ...........................................  March 2, 1989
Yield on Closing Market Price as of January 31, 2008 ($10.66)* ..      4.84%
Tax Equivalent Yield** ..........................................      7.45%
Current Monthly Distribution per share of Common Stock*** .......      $.043
Current Annualized Distribution per share of Common Stock*** ....      $.516
Leverage as of January 31, 2008**** .............................       36%
--------------------------------------------------------------------------------
* Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.
      Past performance does not guarantee future results.
**    Tax equivalent yield assumes the maximum federal tax rate of 35%.
***   The distribution is not constant and is subject to change.
**** As a percentage of managed assets, which is the total assets of the Fund (including any assets attributable to Auction Market Preferred Stock ("Preferred Stock") that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage).

The table below summarizes the changes in the Fund's market price and net asset value per share:

--------------------------------------------------------------------------------
                          1/31/08     1/31/07      Change        High      Low
--------------------------------------------------------------------------------
Market Price ..........   $10.66      $10.77       (1.02%)      $11.10    $ 9.70
Net Asset Value .......   $11.16      $11.55       (3.38%)      $11.74    $10.81
--------------------------------------------------------------------------------

The following charts show the portfolio composition and credit quality allocations of the Fund's long-term investments:

Portfolio Composition

                                                            1/31/08      1/31/07
--------------------------------------------------------------------------------
Transportation .........................................      21%          24%
City/County/State ......................................      21           20
Tax Revenue ............................................      10           10
Lease Revenue ..........................................       9            9
Hospital ...............................................       8            8
Industrial & Pollution Control .........................       8            5
Education ..............................................       6            9
Water/Sewer ............................................       6            7
Power ..................................................       5            5
Housing ................................................       5            2
Tobacco ................................................       1            1
--------------------------------------------------------------------------------

Credit Quality Allocations*

Credit Rating                                               1/31/08      1/31/07
--------------------------------------------------------------------------------
AAA/Aaa ................................................      87%          88%
AA/Aa ..................................................       6            5
A/A ....................................................       7            7
--------------------------------------------------------------------------------
* Using the higher of Standard & Poor's and Moody's Investors Service ratings.


4       BLACKROCK MUNIENHANCED FUND, INC.              JANUARY 31, 2008

The Benefits and Risks of Leveraging

BlackRock MuniEnhanced Fund, Inc. utilizes leverage to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As of January 31, 2008, the Fund's leverage amount, due to Preferred Stock, was 36% of total net assets, before the deduction of Preferred Stock.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses on invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities. (See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.)

Swap Agreements

The Fund may invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.


       BLACKROCK MUNIENHANCED FUND, INC.              JANUARY 31, 2008        5

Schedule of Investments as of January 31, 2008
                                     (Percentages shown are based on Net Assets)

====================================================================================
    Par Amount
         (000)    Municipal Bonds                                           Value
====================================================================================
Alabama -- 2.0%
                  Jefferson County, Alabama, Limited Obligation
                    School Warrants, Series A:
       $ 2,750        5.50% due 1/01/2022                               $  2,968,322
         2,200        4.75% due 1/01/2025                                  2,208,932
         1,400    University of Alabama, General Revenue Bonds,
                    Series A, 5% due 7/01/2034 (f)                         1,422,204
                                                                        ------------
                                                                           6,599,458
====================================================================================
Arizona -- 0.7%
         2,640    Salt Verde Financial Corporation, Arizona, Senior
                    Gas Revenue Bonds, 5% due 12/01/2037                   2,425,685
====================================================================================
California -- 32.4%
                  Alameda Corridor Transportation Authority,
                    California, Capital Appreciation Revenue
                    Refunding Bonds, Subordinate Lien,
                    Series A (a)(m):
        10,000        5.464% due 10/01/2024                                8,433,800
         6,000        5.495% due 10/01/2025                                5,035,020
           950    Anaheim, California, Public Financing Authority,
                    Electric System Distribution Facilities Revenue
                    Bonds, Series A, 5% due 10/01/2031 (d)                   987,610
         5,000    Anaheim, California, Public Financing Authority,
                    Lease Revenue Bonds (Public Improvements
                    Project), Senior Series A, 6% due 9/01/2024 (d)        6,102,700
           600    Antelope Valley, California, Community College
                    District, GO (Election of 2004), Series B, 5.25%
                    due 8/01/2039 (f)                                        640,068
         1,600    Arcadia, California, Unified School District,
                    Capital Appreciation, GO (Election of 2006),
                    Series A, 4.96% due 8/01/2039 (d)(m)                     302,720
         2,400    Cabrillo, California, Community College District,
                    GO (Election of 2004), Series B, 5.20%
                    due 8/01/2037 (f)(m)                                     476,808
         1,200    California State, GO, 5% due 11/01/2037 (c)              1,201,740
                  California State, GO, Refunding:
         2,350        5.25% due 9/01/2010 (g)                              2,522,067
         4,940        5.125% due 6/01/2011 (g)                             5,371,410
            20        5.125% due 6/01/2027                                    20,301
            60        5.125% due 6/01/2031                                    60,608
         4,400        5.25% due 2/01/2033 (i)                              4,492,972
         4,300        5% due 6/01/2037 (c)                                 4,306,063
         1,900    California State Public Works Board, Lease
                    Revenue Bonds (Department of Corrections),
                    Series C, 5% due 6/01/2025                             1,908,455
         2,600    California State University, Systemwide Revenue
                    Bonds, Series A, 5% due 11/01/2035 (b)                 2,618,902
         8,490    California State, Various Purpose, GO, 5.50%
                    due 11/01/2033                                         8,960,516
                  Chino Valley, California, Unified School District,
                    GO (Election of 2002), Series C, 5.25%
                    due 8/01/2030 (f)                                        901,297
         1,600    East Side Union High School District, California,
                    Santa Clara County, GO (Election of 2002),
                    Series D, 5% due 8/01/2026 (c)                         1,632,080
           900    Fresno, California, Unified School District, GO
                    (Election of 2001), Series E, 5%
                    due 8/01/2030 (d)                                        941,202
                  Golden State Tobacco Securitization Corporation
                    of California, Tobacco Settlement Revenue
                    Bonds, Series B (g):
         2,835        5.50% due 6/01/2013 (c)                              3,184,017
         3,000        5.625% due 6/01/2013 (k)                             3,387,690
         5,300    Los Angeles, California, Department of Water and
                    Power, Waterworks Revenue Bonds, Series C,
                    5% due 7/01/2029 (f)                                   5,463,929
                  Metropolitan Water District of Southern California,
                    Waterworks Revenue Bonds, Series B-1 (b):
         2,965        5% due 10/01/2029                                    3,059,198
         1,655        5% due 10/01/2036                                    1,700,049
         5,000    Norco, California, Redevelopment Agency, Tax
                    Allocation Refunding Bonds (Norco
                    Redevelopment Project -- Area Number 1),
                    5.125% due 3/01/2030 (f)                               5,045,400
                  Orange County, California, Sanitation District, COP:
         7,455        5% due 2/01/2033 (b)                                 7,519,187
         1,500        Series B, 5% due 2/01/2030 (d)                       1,544,925
           900        Series B, 5% due 2/01/2031 (d)                         926,289
         1,750    Poway, California, Redevelopment Agency, Tax
                    Allocation Refunding Bonds (Paguay
                    Redevelopment Project), 5.125%
                    due 6/15/2033 (a)                                      1,759,258
           400    Rancho Cucamonga, California, Redevelopment
                    Agency, Tax Allocation Refunding Bonds
                    (Rancho Redevelopment Project), Series A,
                    5% due 9/01/2034 (f)                                     400,800
         3,850    Sacramento, California, Unified School District,
                    GO (Election of 2002), 5% due 7/01/2030 (f)            3,997,147
         1,100    Southern California Public Power Authority,
                    Natural Gas Project Number 1 Revenue Bonds,
                    Series A, 5% due 11/01/2028                            1,073,545
         6,145    Stockton, California, Public Financing Authority,
                    Lease Revenue Bonds (Parking & Capital
                    Projects), 5.125% due 9/01/2030 (b)                    6,232,075
         1,600    Tamalpais, California, Union High School District,
                    GO (Election of 2001), 5% due 8/01/2028 (d)            1,669,184
         2,325    Ventura County, California, Community College
                    District, GO (Election of 2002), Series B, 5%
                    due 8/01/2030 (f)                                      2,414,792
                                                                        ------------
                                                                         106,293,824
====================================================================================

Portfolio Abbreviations

To simplify the listings of BlackRock MuniEnhanced Fund, Inc.'s portfolio holdings in the Schedule of Investments, the names of many of the securities have been abbreviated according to the list on the right.

AMT     Alternative Minimum Tax (subject to)
COP     Certificates of Participation
EDA     Economic Development Authority
GO      General Obligation Bonds
HFA     Housing Finance Agency
IDA     Industrial Development Authority
IDR     Industrial Development Revenue Bonds
PCR     Pollution Control Revenue Bonds
S/F     Single-Family

See Notes to Financial Statements.


6       BLACKROCK MUNIENHANCED FUND, INC.              JANUARY 31, 2008

Schedule of Investments (continued)  (Percentages shown are based on Net Assets)

====================================================================================
    Par Amount
         (000)    Municipal Bonds                                           Value
====================================================================================
Colorado -- 5.7%
       $ 2,135    Boulder County, Colorado, Hospital Development
                    Revenue Bonds (Longmont United Hospital
                    Project), 5.75% due 12/01/2010 (g)(i)               $  2,328,047
            25    Colorado HFA, Revenue Bonds (S/F Program),
                    AMT, Senior Series A-1, 7.40%
                    due 11/01/2027                                            25,464
           530    Colorado HFA, Revenue Refunding Bonds (S/F
                    Program), AMT, Senior Series A-2, 7.50%
                    due 4/01/2031                                            550,675
                  Colorado Health Facilities Authority
                    Revenue Bonds:
         1,200        (Catholic Health Initiatives), Series A,
                         5.50% due 3/01/2032 (h)                           1,285,824
         1,200        (Covenant Retirement Communities Inc.),
                         Series A, 5.50% due 12/01/2027 (i)                1,229,016
           675        (Covenant Retirement Communities Inc.),
                         Series A, 5.50% due 12/01/2033 (i)                  684,652
         3,875    Colorado Water Resources and Power
                    Development Authority, Clean Water Revenue
                    Bonds, Series A, 6.25% due 9/01/2010 (g)               4,253,277
         2,000    Denver, Colorado, City and County Airport
                    Revenue Refunding Bonds, AMT, Series A, 6%
                    due 11/15/2018 (a)                                     2,086,180
         5,450    El Paso County, Colorado, School District
                    Number 49, Falcon, GO, Series A, 6%
                    due 12/01/2009 (d)(g)                                  6,089,176
                                                                        ------------
                                                                          18,532,311
====================================================================================
District of Columbia -- 0.5%
         1,600    District of Columbia, GO, Series A, 4.75%
                    due 6/01/2036 (b)                                      1,556,176
====================================================================================
Florida -- 5.7%
         2,300    Duval County, Florida, School Board, COP
                    (Master Lease Program), 5%
                    due 7/01/2033 (d)                                      2,355,453
         3,600    Highlands County, Florida, Health Facilities
                    Authority, Hospital Revenue Bonds (Adventist
                    Health System), Series C, 5.25%
                    due 11/15/2036                                         3,635,028
         2,000    Highlands County, Florida, Health Facilities
                    Authority, Hospital Revenue Refunding Bonds
                    (Adventist Health System), Series G, 5.125%
                    due 11/15/2032                                         2,004,760
         9,900    Miami-Dade County, Florida, Aviation Revenue
                    Refunding Bonds (Miami International Airport),
                    AMT, 5% due 10/01/2040 (c)                             9,814,266
           820    Miami, Florida, Special Obligation Revenue
                    Bonds (Street and Sidewalk Improvement
                    Program), 5% due 1/01/2037 (f)                           827,626
                                                                        ------------
                                                                          18,637,133
====================================================================================
Georgia -- 13.6%
        17,355    Atlanta, Georgia, Airport General Revenue
                    Refunding Bonds, Series B, 5.25%
                    due 1/01/2033 (d)                                     17,945,764
         3,000    Atlanta, Georgia, Airport Passenger Facility
                    Charge and Subordinate Lien General Revenue
                    Bonds, Series J, 5% due 1/01/2034 (d)                  3,061,380
                  Atlanta, Georgia, Water and Wastewater
                    Revenue Bonds:
         2,900        5% due 11/01/2034 (d)                                2,983,404
         1,000        Series A, 5% due 11/01/2033 (f)                      1,014,830
         4,250        Series A, 5% due 11/01/2039 (f)                      4,303,210
         2,300    Augusta, Georgia, Water and Sewer Revenue
                    Bonds, 5.25% due 10/01/2039 (d)                        2,430,180
         2,500    Fulton County, Georgia, Water and Sewer Revenue
                    Bonds, 5.25% due 1/01/2035 (b)                         2,574,100
         7,725    Georgia Municipal Electric Authority, Power
                    Revenue Refunding Bonds, Series EE, 7%
                    due 1/01/2025 (a)                                     10,191,283
                                                                        ------------
                                                                          44,504,151
====================================================================================
Illinois -- 15.3%
                  Chicago, Illinois, O'Hare International Airport
                    Revenue Bonds, Third Lien, AMT, Series B-2:
         5,670        5.75% due 1/01/2023 (d)                              6,070,812
         2,500        6% due 1/01/2029 (c)                                 2,639,650
         2,460    Cook County, Illinois, Capital Improvement, GO,
                    Series C, 5.50% due 11/15/2012 (a)(g)                  2,772,445
                  Illinois Sports Facilities Authority, State Tax
                    Supported Revenue Bonds (a):
        20,120        5.341% due 6/15/2030 (m)                            19,256,651
         4,500        5% due 6/15/2032                                     4,601,790
         2,000    Metropolitan Pier and Exposition Authority,
                    Illinois, Dedicated State Tax Revenue
                    Refunding Bonds (McCormick Place Expansion
                    Project), Series B, 5.75% due 6/15/2023 (f)            2,172,620
        10,115    Regional Transportation Authority, Illinois,
                    Revenue Bonds, Series A, 7.20%
                    due 11/01/2020 (a)                                    12,619,980
                                                                        ------------
                                                                          50,133,948
====================================================================================
Indiana -- 0.6%
         2,100    Indiana Municipal Power Agency, Power Supply
                    System Revenue Bonds, Series A, 5%
                    due 1/01/2037 (f)                                      2,125,536
====================================================================================
Louisiana -- 7.5%
         4,500    Lafayette, Louisiana, Utilities Revenue Bonds,
                    5% due 11/01/2028 (f)                                  4,600,485
         3,600    Louisiana Local Government Environmental
                    Facilities and Community Development
                    Authority, Revenue Bonds (Capital Projects and
                    Equipment Acquisition), Series A, 6.30%
                    due 7/01/2030 (a)                                      4,080,060
         2,035    Louisiana State Citizens Property Insurance
                    Corporation, Assessment Revenue Bonds,
                    Series B, 5% due 6/01/2023 (a)                         2,050,039
         4,950    Louisiana State, Gas and Fuels Tax Revenue
                    Bonds, Series A, 4.75% due 5/01/2039 (d)               4,949,653
         3,735    Louisiana State Transportation Authority, Senior
                    Lien Toll Revenue Capital Appreciation Bonds,
                    Series B, 5.31% due 12/01/2027 (a)(m)                  1,313,301
         2,800    New Orleans, Louisiana, Aviation Board Revenue
                    Bonds, AMT, Series A, 5% due 1/01/2038 (d)             2,791,264
         3,650    Rapides Financing Authority, Louisiana, Revenue
                    Bonds (Cleco Power LLC Project), AMT, 4.70%
                    due 11/01/2036 (a)                                     3,416,145

See Notes to Financial Statements.


       BLACKROCK MUNIENHANCED FUND, INC.              JANUARY 31, 2008        7

Schedule of Investments (continued)  (Percentages shown are based on Net Assets)

====================================================================================
    Par Amount
         (000)    Municipal Bonds                                           Value
====================================================================================
Louisiana (concluded)
       $ 1,400    Terrebonne Parish, Louisiana, Hospital Service
                    District Number 1, Hospital Revenue Bonds
                    (Terrebonne General Medical Center Project),
                    5.50% due 4/01/2033 (a)                              $ 1,484,952
                                                                        ------------
                                                                          24,685,899
====================================================================================
Massachusetts -- 4.2%
         2,600    Massachusetts Bay Transportation Authority,
                    Sales Tax Revenue Refunding Bonds, Senior
                    Series A-2, 5.12% due 7/01/2035 (m)                      621,452
         1,600    Massachusetts State, HFA, S/F Housing Revenue
                    Bonds, AMT, Series 128, 4.80%
                    due 12/01/2027 (d)                                     1,543,728
         2,000    Massachusetts State Health and Educational
                    Facilities Authority Revenue Bonds (Lahey
                    Clinic Medical Center), Series D, 5.25%
                    due 8/15/2037                                          2,019,380
         7,500    Massachusetts State Special Obligation
                    Dedicated Tax Revenue Bonds, 5.25%
                    due 1/01/2014 (b)(g)                                   8,447,400
           950    Massachusetts State Water Resource Authority,
                    General Revenue Refunding Bonds, Series B,
                    5.125% due 8/01/2027 (f)                                 982,708
                                                                        ------------
                                                                          13,614,668
====================================================================================
Michigan -- 3.6%
         1,900    Detroit, Michigan, Sewage Disposal System,
                    Second Lien Revenue Bonds, Series B, 5%
                    due 7/01/2036 (b)                                      1,891,355
         1,700    Michigan Higher Education Student Loan Authority,
                    Student Loan Revenue Refunding Bonds, AMT,
                    Series XVII-G, 5.20% due 9/01/2020 (a)                 1,764,685
                  Michigan State Strategic Fund, Limited Obligation
                    Revenue Refunding Bonds (Detroit Edison
                    Company Pollution Control Project), AMT (c):
         1,300        Series A, 5.50% due 6/01/2030                        1,329,146
         2,500        Series C, 5.65% due 9/01/2029                        2,562,050
         4,300        Series C, 5.45% due 12/15/2032                       4,361,533
                                                                        ------------
                                                                          11,908,769
====================================================================================
Minnesota -- 0.9%
         3,049    Dakota County, Minnesota, Community
                    Development Agency, S/F Mortgage Revenue
                    Bonds (Mortgage-Backed Securities Program),
                    Series B, 5.15% due 12/01/2038 (n)(o)                  3,002,744
====================================================================================
Mississippi -- 0.8%
         2,400    Walnut Grove, Mississippi, Correctional Authority,
                    COP, 6% due 11/01/2009 (a)(g)                          2,605,320
====================================================================================
Nebraska -- 0.6%
         1,700    Washington County, Nebraska, Wastewater
                    Facilities Revenue Bonds (Cargill Inc. Project),
                    AMT, 5.90% due 11/01/2027                              1,812,132
====================================================================================
Nevada -- 4.0%
         3,100    Carson City, Nevada, Hospital Revenue Bonds
                    (Carson-Tahoe Hospital Project), Series A,
                    5.50% due 9/01/2033 (i)                                3,150,406
                  Clark County, Nevada, Airport System Subordinate
                    Lien Revenue Bonds, Series A-2 (b):
         1,500        5% due 7/01/2030                                     1,504,830
         3,200        5% due 7/01/2036                                     3,190,240
                  Clark County, Nevada, IDR (Southwest Gas Corp.
                    Project), AMT (b):
         4,020        Series A, 4.75% due 9/01/2036                        3,797,815
         1,300        Series D, 5.25% due 3/01/2038                        1,305,590
                                                                        ------------
                                                                          12,948,881
====================================================================================
New Hampshire -- 2.4%
         7,390    New Hampshire Health and Education Facilities
                    Authority Revenue Bonds (Dartmouth-Hitchcock
                    Obligation Group), 5.50% due 8/01/2027 (d)             7,901,979
====================================================================================
New Jersey -- 7.6%
                  New Jersey EDA, Cigarette Tax Revenue Bonds:
           700        5.50% due 6/15/2031                                    678,125
         1,165        5.75% due 6/15/2034                                  1,158,802
                  New Jersey EDA, Motor Vehicle Surcharge
                    Revenue Bonds:
         2,600        Series A, 5% due 7/01/2029 (f)                       2,687,750
         9,325        Series A, 5.25% due 7/01/2031 (f)                    9,658,089
         5,200        Series A, 5.25% due 7/01/2033 (f)                    5,374,096
         4,960    New Jersey EDA, School Facilities Construction
                    Revenue Bonds, Series O, 5.125%
                    due 3/01/2028                                          5,188,904
                                                                        ------------
                                                                          24,745,766
====================================================================================
New York -- 1.5%
         2,250    Metropolitan Transportation Authority, New York,
                    Transportation Revenue Bonds, Series A, 5%
                    due 11/15/2032 (b)                                     2,292,840
         2,400    Tobacco Settlement Financing Corporation of
                    New York Revenue Bonds, Series A-1, 5.25%
                    due 6/01/2022 (a)                                      2,558,088
                                                                        ------------
                                                                           4,850,928
====================================================================================
Pennsylvania -- 2.6%
         1,500    Pennsylvania HFA, S/F Mortgage Revenue
                    Refunding Bonds, AMT, Series 99A, 5.25%
                    due 10/01/2032                                         1,504,035
         4,000    Philadelphia, Pennsylvania, Authority for
                    Industrial Development, Lease Revenue Bonds,
                    Series B, 5.50% due 10/01/2011 (d)(g)                  4,458,800
         2,650    Philadelphia, Pennsylvania, Gas Works Revenue
                    Refunding Bonds, 1998 General Ordinance,
                    7th Series, 5% due 10/01/2032 (a)                      2,651,828
                                                                        ------------
                                                                           8,614,663
====================================================================================
Rhode Island -- 2.6%
         4,345    Providence, Rhode Island, Public Building
                    Authority, General Revenue Bonds, Series A,
                    6.25% due 12/15/2010 (d)(g)                            4,852,452
         3,355    Rhode Island State Economic Development
                    Corporation, Airport Revenue Bonds, Series B,
                    6.50% due 7/01/2010 (b)(g)                             3,713,549
                                                                        ------------
                                                                           8,566,001
====================================================================================

See Notes to Financial Statements.


8       BLACKROCK MUNIENHANCED FUND, INC.              JANUARY 31, 2008

Schedule of Investments (continued)  (Percentages shown are based on Net Assets)

====================================================================================
    Par Amount
         (000)    Municipal Bonds                                           Value
====================================================================================
South Carolina -- 1.9%
       $ 3,800    Berkeley County, South Carolina, School District,
                    Installment Lease Revenue Bonds (Securing
                    Assets for Education Project), 5.125%
                    due 12/01/2030                                      $  3,844,156
         2,365    Kershaw County, South Carolina, Public Schools
                    Foundation, Installment Power Revenue
                    Refunding Bonds, 5% due 12/01/2029 (k)                 2,376,588
                                                                        ------------
                                                                           6,220,744
====================================================================================
Tennessee -- 1.1%
         6,000    Knox County, Tennessee, Health, Educational and
                    Housing Facilities Board, Hospital Facilities
                    Revenue Refunding Bonds (Covenant Health),
                    Series A, 5.04% due 1/01/2038 (m)                      1,136,340
         2,610    Tennessee Energy Acquisition Corporation, Gas
                    Bonds, Series A, 5.25% due 9/01/2026                   2,583,326
                                                                        ------------
                                                                           3,719,666
====================================================================================
Texas -- 7.5%
                  Leander, Texas, Independent School District,
                    Capital Appreciation, GO, Refunding (School
                    Building) (m):
         9,345        5.49% due 8/15/2029 (b)                              2,916,855
        10,000        5.58% due 8/15/2035                                  2,217,800
         4,475    Lewisville, Texas, Independent School District,
                    Capital Appreciation and School Building, GO,
                    Refunding, 4.67% due 8/15/2024 (b)(m)                  1,924,429
         2,500    Matagorda County, Texas, Navigation District
                    Number 1, PCR, Refunding (Central Power and
                    Light Company Project), AMT, 5.20%
                    due 5/01/2030 (f)                                      2,520,675
         5,820    North Harris County, Texas, Regional Water
                    Authority, Senior Lien Revenue Bonds, 5.125%
                    due 12/15/2035 (f)                                     5,971,786
           900    North Texas Thruway Authority, Dallas North
                    Thruway System Revenue Bonds, Series A, 5%
                    due 1/01/2035 (d)                                        927,540
         1,592    Texas State Affordable Housing Corporation, S/F
                    Mortgage Revenue Bonds (Professional
                    Educators Home Loan Program), AMT, Series A-1,
                    5.50% due 12/01/2039 (n)(o)                            1,673,330
         6,250    Texas State Turnpike Authority, Central Texas
                    Turnpike System Revenue Bonds, First Tier,
                    Series A, 5.50% due 8/15/2039 (a)                      6,393,188
                                                                        ------------
                                                                          24,545,603
====================================================================================
Vermont -- 0.9%
         3,100    Vermont HFA, S/F Housing Revenue Bonds, AMT,
                    Series 27, 4.85% due 11/01/2032 (d)                    2,946,364
====================================================================================
Virginia -- 5.5%
        10,000    Fairfax County, Virginia, EDA, Resource Recovery
                    Revenue Refunding Bonds, AMT, Series A,
                    6.10% due 2/01/2010 (a)                               10,638,900
         2,300    Halifax County, Virginia, IDA, Exempt Facility
                    Revenue Refunding Bonds (Old Dominion
                    Electric Cooperative Project), AMT, 5.625%
                    due 6/01/2028 (a)                                      2,414,954
         5,000    Stafford County, Virginia, EDA, Hospital Facilities
                    Revenue Bonds (MediCorp Health System),
                    5.25% due 6/15/2037                                    5,009,750
                                                                        ------------
                                                                          18,063,604
====================================================================================
Washington -- 1.3%
         2,190    Port of Tacoma, Washington, GO, AMT, Series B,
                    4.875% due 12/01/2038 (e)                              2,140,309
         2,000    Snohomish County, Washington, Public Utility
                    District Number 001, Electric Revenue
                    Refunding Bonds, 5.375%
                    due 12/01/2009 (d)(g)                                  2,135,260
                                                                        ------------
                                                                           4,275,569
------------------------------------------------------------------------------------
                  Total Municipal Bonds
                  (Cost -- $421,480,509) -- 133.0%                       435,837,522
====================================================================================

====================================================================================

                  Municipal Bonds Transferred to
                  Tender Option Bond Trusts (j)
====================================================================================
Connecticut -- 3.0%
        10,000    Connecticut State, HFA, Housing Mortgage Financing
                    Program Revenue Bonds, AMT, Sub-Series B-2
                    Bonds, 5.10%, due 11/15/2038 (a)                       9,741,600
====================================================================================
District of Columbia -- 3.0%
        10,000    District of Columbia, Ballpark Revenue Bonds,
                    Series B-1, 5%, due 2/01/2031 (b)                     10,013,100
====================================================================================
Florida -- 3.9%
         8,900    Miami-Dade County, Florida, Aviation Revenue
                    Refunding Bonds (Miami International Airport),
                    AMT, Series A, 5%, due 10/01/2040 (c)                  8,481,522
         4,200    Orange County, Florida, Sales Tax Revenue
                    Refunding Bonds, Series B, 5.125%,
                    due 1/01/2032 (b)                                      4,292,190
                                                                        ------------
                                                                          12,773,712
====================================================================================
Illinois -- 2.9%
         9,100    Chicago, Illinois, O'Hare International Airport,
                    General Airport Revenue Refunding Bonds,
                    Third Lien, AMT, Series A, 5.75%,
                    due 1/1/2021 (f)                                       9,520,511
====================================================================================
Massachusetts -- 7.6%
         5,600    Massachusetts State HFA, Housing Revenue
                    Bonds (Rental Mortgage), AMT, Series F,
                    5.25%, due 1/1/2046 (d)                                5,509,224
                  Massachusetts State Port Authority, Special
                    Facilities Revenue Bonds (Delta Air Lines Inc.
                    Project), AMT, Series A (a):
         3,100        5.50%, due 1/1/2016                                  3,227,348
         4,000        5.50%, due 1/1/2018                                  4,164,320
         2,870        5.50%, due 1/1/2019                                  2,987,900
         8,800    Massachusetts State School Building Authority,
                    Dedicated Sales Tax Revenue Bonds, Series A,
                    5%, due 8/15/2030 (d)                                  9,141,176
                                                                        ------------
                                                                          25,029,968
====================================================================================

See Notes to Financial Statements.


       BLACKROCK MUNIENHANCED FUND, INC.              JANUARY 31, 2008        9

Schedule of Investments (continued)  (Percentages shown are based on Net Assets)

====================================================================================
    Par Amount    Municipal Bonds Transferred to
         (000)    Tender Option Bond Trusts (j)                            Value
====================================================================================
New Jersey -- 6.5%
                  New Jersey EDA, Cigarette Tax Revenue Bonds (e):
       $15,250        5.50%, due 6/15/2024                              $ 15,940,673
         5,000        5.50%, due 6/15/2031                                 5,299,600
                                                                        ------------
                                                                          21,240,273
====================================================================================
South Carolina -- 5.1%
                  Charleston Educational Excellence Financing
                    Corporation, South Carolina, Revenue Bonds
                    (Charleston County School District) (e):
         3,120        5.25%, due 12/1/2028                                 3,289,697
         2,765        5.25%, due 12/1/2029                                 2,913,508
         1,010        5.25%, due 12/1/2030                                 1,062,197
         9,200    Pickens County South Carolina, Scago
                    Educational Facility Revenue Bonds, Federal
                    and State Tax-exempt, 5%, due 12/1/2031 (d)            9,396,696
                                                                        ------------
                                                                          16,662,098
====================================================================================
Texas -- 7.9%
        14,500    Dallas-Fort Worth, Texas, International Airport
                    Revenue Bonds, AMT, Series A, 5.50%,
                    due 11/1/2033 (f)                                     14,748,530
        10,400    Travis County, Texas, Health Facilities
                    Development Corporation, Revenue Refunding
                    Bonds (Ascension Health Credit), Series A,
                    5.875%, due 11/15/2009 (a)                            11,173,136
                                                                        ------------
                                                                          25,921,666
------------------------------------------------------------------------------------
                  Total Municipal Bonds Transferred to
                  Tender Option Bond Trusts
                  (Cost -- $132,799,371) -- 39.9%                        130,902,928
====================================================================================

        Shares
         (000)    Short-Term Securities Value
====================================================================================
         4,219    Merrill Lynch Institutional Tax-Exempt Fund,
                    2.47% (l)(p)                                        $  4,218,771
------------------------------------------------------------------------------------
                  Total Short-Term Securities
                  (Cost -- $4,218,771) -- 1.3%                             4,218,771
====================================================================================
Total Investments (Cost -- $558,498,651*) -- 174.2%                      570,959,221

Liability for Trust Certificates, Including Interest
Expense and Fees Payable -- (19.6%)                                      (64,308,365)

Preferred Stock, at Redemption Value -- (57.1%)                         (187,169,666)

Other Assets Less Liabilities -- 2.5%                                      8,230,130
                                                                        ------------
Net Assets Applicable to Common Stock -- 100.0%                        $ 327,711,320
                                                                       =============

* The cost and unrealized appreciation (depreciation) of investments as of January 31, 2008, as computed for federal income tax purposes, were as follows:

      Aggregate cost .........................................    $ 493,898,620
                                                                  =============
      Gross unrealized appreciation ..........................    $  17,823,328
      Gross unrealized depreciation ..........................       (4,670,226)
                                                                  -------------
      Net unrealized appreciation ............................    $  13,153,102
                                                                  =============

(a)   AMBAC Insured.
(b)   FGIC Insured.
(c)   XL Capital Insured.
(d)   FSA Insured.
(e)   Assured Guaranty Insured.
(f)   MBIA Insured.
(g) This bond is prerefunded. U.S. government securities, held in escrow, are used to pay interest on this security, as well as retire the bond in full at the date indicated, typically at a premium to par.
(h)   Escrowed to maturity.
(i)   Radian Insured.
(j) Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund may have acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.
(k)   CIFG Insured.
(l) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                            Net
                                                          Activity      Dividend
      Affiliate                                            (000)         Income
      --------------------------------------------------------------------------
      Merrill Lynch Institutional Tax-Exempt Fund         (1,099)       $112,205
      --------------------------------------------------------------------------

(m) Represents a step or zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.
(n)   FNMA/GNMA Collateralized.
(o)   FHLMC Collateralized.
(p)   Rate shown is the effective yield as of January 31, 2008.

See Notes to Financial Statements.


10       BLACKROCK MUNIENHANCED FUND, INC.              JANUARY 31, 2008

Schedule of Investments (concluded)  (Percentages shown are based on Net Assets)

o     interest rate swaps outstanding as of January 31, 2008 were as follows:

      --------------------------------------------------------------------------
                                                   Notional
                                                    Amount           Unrealized
                                                     (000)          Depreciation
      --------------------------------------------------------------------------
      Pay a fixed rate of 4.279% and receive
        a floating rate based on 3-month
        USD LIBOR

        Broker, JPMorgan Chase
        Expires April 2018                         $10,000           $ (11,720)

      Pay a fixed rate of 3.7085% and receive
        a floating rate based on 1-week
        SIFMA Municipal Swap Index rate

        Broker, JPMorgan Chase
        Expires March 2023                         $12,500            (254,088)

      Pay a fixed rate of 3.99% and receive
        a floating rate based on 1-week
        SIFMA Municipal Swap Index rate

        Broker, JPMorgan Chase
        Expires February 2028                      $10,000            (423,070)

      Pay a fixed rate of 3.794% and receive
        a floating rate based on 1-week
        SIFMA Municipal Swap Index rate

        Broker, CitiBank, NA
        Expires March 2028                         $ 7,500            (116,654)
      --------------------------------------------------------------------------
      Total                                                          $(805,532)
                                                                     =========

See Notes to Financial Statements.


       BLACKROCK MUNIENHANCED FUND, INC.              JANUARY 31, 2008        11

Statement of Assets and Liabilities

As of January 31, 2008
===============================================================================
Assets
-------------------------------------------------------------------------------
Investments at value -- unaffiliated
  (identified cost -- $554,279,880) ..........................    $ 566,740,450
Investments at value -- affiliated
  (identified cost -- $4,218,771) ............................        4,218,771
Cash .........................................................           83,648
Investments sold receivable ..................................        3,002,207
Receivable for issuance of trust certificates ................        4,600,000
Interest receivable ..........................................        6,182,493
Prepaid expenses and other assets ............................           27,273
                                                                  -------------
Total assets .................................................      584,854,842
                                                                  -------------

===============================================================================
Liabilities
-------------------------------------------------------------------------------
Trust certificates1 ..........................................       63,907,500
Unrealized depreciation on swaps .............................          805,532
Investments purchased payable ................................        3,244,691
Income dividends payable -- common shares ....................        1,262,905
Investment advisory fees payable .............................          219,827
Interest expense and fees payable ............................          400,865
Other affiliates payable .....................................            3,157
Accrued expenses and other liabilities .......................          129,379
                                                                  -------------
Total liabilities ............................................       69,973,856
                                                                  -------------

===============================================================================
Preferred Stock
-------------------------------------------------------------------------------
Preferred Stock, at redemption value, par value $.025
  (2,000 Series A Shares, 2,000 Series B Shares, 2,000
  Series C Shares) and $.10 per share (1,480 Series
  D Shares) authorized, issued and outstanding
  at $25,000 per share liquidation preference ................      187,169,666
                                                                  -------------

===============================================================================
Net Assets Applicable to Common Stock
-------------------------------------------------------------------------------
Net assets applicable to Common Stock ........................    $ 327,711,320
                                                                  =============

===============================================================================
Composition of Net Assets Applicable to Common Stock
-------------------------------------------------------------------------------
Common Stock, par value $.10 per share (29,369,874 shares
  issued and outstanding) ....................................    $   2,936,987
Paid-in capital in excess of par .............................      322,080,169
Undistributed net investment income ..........................        2,111,950
Accumulated net realized capital losses ......................      (11,072,824)
Net unrealized appreciation ..................................       11,655,038
                                                                  -------------
Total -- Equivalent to $11.16 net asset value per share of
  Common Stock (market price -- $10.66) ......................    $ 327,711,320
                                                                  =============

1 Represents short-term floating rate certificates issued by tender option bond trusts.

Statement of Operations

For the Year Ended January 31, 2008
===============================================================================
Investment Income
-------------------------------------------------------------------------------
Interest .....................................................    $  28,418,150
Dividends from affiliates ....................................          112,205
                                                                  -------------
Total income .................................................       28,530,355
                                                                  -------------

===============================================================================
Expenses
-------------------------------------------------------------------------------
Investment advisory ..........................................        2,600,570
Interest expense and fees2 ...................................        2,111,878
Commissions for Preferred Stock ..............................          473,461
Accounting services ..........................................          152,431
Audit and legal ..............................................           91,821
Transfer agent ...............................................           90,675
Printing .....................................................           52,205
Custodian ....................................................           29,001
Directors ....................................................           27,627
Pricing ......................................................           21,217
Miscellaneous ................................................           71,277
                                                                  -------------
Total expenses before reimbursement ..........................        5,722,163
Less fees reimbursed by Advisor ..............................           (6,609)
                                                                  -------------
Total expenses after reimbursement ...........................        5,715,554
                                                                  -------------
Net investment income ........................................       22,814,801
                                                                  -------------

===============================================================================
Net Realized & Unrealized Gain (Loss)
-------------------------------------------------------------------------------
Net realized gain (loss) on:
  Investments ................................................        4,105,060
  Forward interest rate swaps ................................         (479,496)
                                                                  -------------
                                                                      3,625,564
                                                                  -------------
Net change in unrealized appreciation/depreciation on:
  Investments ................................................      (14,637,710)
  Forward interest rate swaps ................................       (1,238,497)
                                                                  -------------
                                                                    (15,876,207)
                                                                  -------------
Total net realized and unrealized loss .......................      (12,250,643)
                                                                  -------------

===============================================================================
Dividends to Preferred Stock Shareholders
-------------------------------------------------------------------------------
Net investment income ........................................       (6,935,161)
                                                                  -------------
Net Increase in Net Assets Resulting from Operations .........    $   3,628,997
                                                                  =============

2     Related to tender option bond trusts.

See Notes to Financial Statements.


12       BLACKROCK MUNIENHANCED FUND, INC.              JANUARY 31, 2008

Statements of Changes in Net Assets

                                                                                                           For the Year Ended
                                                                                                               January 31,
                                                                                                    -------------------------------
Increase (Decrease) in Net Assets:                                                                       2008              2007
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income ..........................................................................    $  22,814,801     $  22,189,876
Net realized gain ..............................................................................        3,625,564           703,200
Net change in unrealized appreciation/depreciation .............................................      (15,876,207)        1,029,516
Dividends to Preferred Stock shareholders from net investment income ...........................       (6,935,161)       (6,335,868)
                                                                                                    -------------------------------
Net increase in net assets resulting from operations ...........................................        3,628,997        17,586,724
                                                                                                    -------------------------------
===================================================================================================================================
Dividends to Common Stock Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from dividends from net investment
  income to Common Stock shareholders ..........................................................      (15,154,855)      (16,799,568)
                                                                                                    -------------------------------
===================================================================================================================================
Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets applicable to Common Stock .............................      (11,525,858)          787,156
Beginning of year ..............................................................................      339,237,178       338,450,022
                                                                                                    -------------------------------
End of year ....................................................................................    $ 327,711,320     $ 339,237,178
                                                                                                    ===============================
End of year undistributed net investment income ................................................    $   2,111,950     $   1,242,997
                                                                                                    ===============================


       BLACKROCK MUNIENHANCED FUND, INC.              JANUARY 31, 2008        13

Financial Highlights

                                                                                    For the Year Ended January 31,
                                                                     ------------------------------------------------------------
                                                                       2008         2007         2006         2005          2004
=================================================================================================================================
Per Common Share Operating Performance
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ..............................    $  11.55     $  11.52     $  11.85     $  11.83     $  11.65
                                                                     ------------------------------------------------------------
Net investment income1 ..........................................         .78          .76          .77          .79          .81
Net realized and unrealized gain (loss) .........................        (.41)         .06         (.22)         .05          .15
Less dividends to Preferred Stock shareholders from net
  investment income .............................................        (.24)        (.22)        (.16)        (.07)        (.06)
                                                                     ------------------------------------------------------------
Total from investment operations ................................         .13          .60          .39          .77          .90
                                                                     ------------------------------------------------------------
Less dividends to Common Stock shareholders from net
  investment income .............................................        (.52)        (.57)        (.72)        (.73)        (.72)
Capital charges resulting from the issuance of Preferred Stock ..          --           --           --         (.02)          --
                                                                     ------------------------------------------------------------
Net asset value, end of year ....................................    $  11.16     $  11.55     $  11.52     $  11.85     $  11.83
                                                                     ============================================================
Market price, end of year .......................................    $  10.66     $  10.77     $  11.03     $  10.93     $  11.22
                                                                     ============================================================
=================================================================================================================================
Total Investment Return2
---------------------------------------------------------------------------------------------------------------------------------
Based on net asset value ........................................        1.44%        5.66%        3.63%        7.20%        8.46%
                                                                     ============================================================
Based on market price ...........................................        3.92%        2.90%        7.58%        4.25%       12.84%
                                                                     ============================================================
=================================================================================================================================
Ratios Based on Average Net Assets Applicable to Common Stock
---------------------------------------------------------------------------------------------------------------------------------
Total expenses, net of reimbursement and excluding
  interest expense and fees3, 4 .................................        1.08%        1.08%        1.07%        1.01%         .97%
                                                                     ============================================================
Total expenses, net of reimbursement3 ...........................        1.72%        1.69%        1.51%        1.32%        1.26%
                                                                     ============================================================
Total expenses3 .................................................        1.69%        1.51%        1.32%        1.27%
                                                                     ============================================================
Total net investment income3 ....................................        6.85%        6.57%        6.63%        6.80%        6.95%
                                                                     ============================================================
Dividends to Preferred Stock shareholders .......................        2.08%        1.88%        1.34%         .59%         .48%
                                                                     ============================================================
Net investment income to Common Stock shareholders ..............        4.77%        4.69%        5.29%        6.21%        6.47%
                                                                     ============================================================
=================================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common Stock, end of year (in thousands)    $327,711     $339,237     $338,450     $348,027     $347,389
                                                                     ============================================================
Preferred Stock value outstanding, end of year (in thousands) ...    $187,000     $187,000     $187,000     $187,000     $150,000
                                                                     ============================================================
Portfolio turnover ..............................................                       31%          22%          33%          41%
Asset coverage per $1,000 .......................................    $  2,752     $  2,814     $  2,810     $  2,861     $  3,316
                                                                     ============================================================

1     Based on average shares outstanding.
2 Total investment returns at market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of brokerage commissions. Past performance is not a guarantee of future results.
3     Does not reflect the effect of dividends to Preferred Stock shareholders.
4 Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.


14       BLACKROCK MUNIENHANCED FUND, INC.              JANUARY 31, 2008

Notes to Financial Statements

1. Significant Accounting Policies:

BlackRock MuniEnhanced Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock shares are listed on the New York Stock Exchange under the symbol MEN.

The following is a summary of significant accounting policies followed by the
Fund:

Valuation of Investments: Municipal investments (including commitments to purchase such investments on a "when-issued" basis) are valued on the basis of prices provided by dealers or pricing services selected under the supervision of the Fund's Board of Directors (the "Directors" or the "Board"). In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from bond dealers, market transactions in comparable investments and various relationships between investments. Short-term securities may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value each business day. In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by, under the direction of, or in accordance with, a method approved by the Board as reflecting fair value ("Fair Value Assets"). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm's-length transaction. Fair value determinations shall be based upon all available factors that the advisor and/or sub- advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Derivative Financial Instruments: The Fund may engage in various portfolio investment strategies to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security, or if the counterparty does not perform under the contract.

o Forward interest rate swaps -- The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. Changes in the value of the forward interest rate swap are recognized as unrealized gains and losses. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement. The Fund generally intends to close each forward interest rate swap before the accrual date specified in the agreement and therefore avoid entering into the interest rate swap underlying each forward interest rate swap.

      The Fund may utilize forward starting swaps for the purpose of reducing the interest rate sensitivity of the portfolio and decreasing the Fund's exposure to interest rate risk.

Municipal Bonds Transferred to Tender Option Bond Trusts: The Fund invests in leveraged residual certificates ("TOB Residuals") issued by tender option bond trusts ("TOBs"). A TOB is established by a third party sponsor forming a special purpose entity, into which the Fund, or an agent on behalf of the Fund, transfers municipal securities. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates, which are generally issued to the Fund which made the transfer or to affiliates of the Fund. The Fund's transfer of the municipal securities to a TOB is accounted for as a financing transaction, therefore the municipal securities deposited into a TOB are presented in the Fund's Schedule of Investments and the proceeds from the transaction are reported as a liability for trust certificates of the Fund. Similarly, proceeds from residual certificates issued to affiliates, if any, from the transaction are included in the liability for trust certificates. Interest income from the underlying security is recorded by the Fund on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are reported as expenses of the Fund. The floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. The TOB residuals held by the Fund include the right of the Fund (1) to cause the holders of a proportional share of the floating rate certificates to tender their certificates at par, and (2) to transfer a corresponding share of the municipal securities from the TOB to the Fund. At January 31, 2008, the aggregate value of the underlying municipal securities transferred to TOBs was $130,902,928, the related liability for trust certificates was $63,907,500 and the range of interest rates on the liability for trust certificates was 2.250% to 3.788%.

Financial transactions executed through TOBs generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Should short-term interest rates rise, the Fund's investment in TOB Residuals likely will adversely affect the Fund's net investment income and dividends to shareholders. Fluctuations in the market value of municipal securities deposited into the TOB may adversely affect the Fund's net asset value per share.


       BLACKROCK MUNIENHANCED FUND, INC.              JANUARY 31, 2008        15

While the Fund's investment policies and restrictions expressly permit investments in inverse floating rate securities such as TOB Residuals, they generally do not allow the Fund to borrow money for purposes of making investments. The Fund's management believes that the Fund's restrictions on borrowings do not apply to the liability for trust certificates reflected as a result of the Fund's investment in TOB Residuals.

Income Taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Effective July 31, 2007, the Fund implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48,"Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Fund, and has determined that the adoption of FIN 48 does not have a material impact on the Fund's financial statements. The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund's U.S. federal tax returns remains open for the years ended January 31, 2004 through January 31, 2006. The statutes of limitations on the Fund's state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Investment Transactions and Investment Income: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

Dividends and Distributions: Dividends to common shareholders from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Dividends and distributions to Preferred Stock shareholders are accrued and determined as described in Note 4.

Recent Accounting Pronouncements: In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The impact on the Fund's financial statement disclosures, if any, is currently being assessed.

In addition, in February 2007, Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. The impact on the Fund's financial statement disclosures, if any, is currently being assessed.

Segregation: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (the "SEC") require that the Fund segregate assets in connection with certain investments (e.g., when-issued securities or swap agreements), the Fund will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated.

Other: Expenses that are directly related to the Fund is charged directly to the Fund. Other operating expenses are generally pro-rated to the Fund on the basis of relative net assets of all the BlackRock Closed-End Funds.

Reclassifications: U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $507,513 has been reclassified between paid-in capital in excess of par and accumulated net realized capital losses and $144,168 has been reclassified between accumulated net realized capital losses and undistributed net investment income as a result of permanent differences attributable to the expiration of capital loss carryforwards and amortization methods on fixed income securities. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the "Advisor"), an indirect, wholly owned subsidiary of BlackRock, Inc., to provide investment advisory and administration services. Merrill Lynch & Co., Inc. ("Merrill Lynch") and The PNC Financial Services Group, Inc. are principal owners of BlackRock, Inc.

The Advisor is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the


16       BLACKROCK MUNIENHANCED FUND, INC.              JANUARY 31, 2008

Fund pays the Advisor a monthly fee at an annual rate of .50% of the average daily value of the Fund's net assets, including proceeds from the issuance of Preferred Stock.

The Advisor has agreed to reimburse its advisory fees by the amount of investment advisory fees the Fund pays to the Advisor indirectly through its investment in affiliated money market funds. For the year ended January 31, 2008, the amount was $6,609.

In addition, the Advisor has entered into a separate sub-advisory agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Advisor, under which the Advisor pays BIM for services it provides, a monthly fee at an annual rate that is a percentage of the management fee paid by the Fund to the Advisor.

For the year ended January 31, 2008, the Fund reimbursed the Advisor $9,630 for certain accounting services, which are included in accounting services in the Statement of Operations.

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended January 31, 2008 were $104,081,751 and $120,607,039, respectively.

4. Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock. Shares issued and outstanding during the years ended January 31, 2008 and January 31, 2007 remained constant.

Preferred Stock

Preferred Stock of the Fund has a par value of $.025 per share on Series A, Series B and Series C Shares and $.10 per share on Series D and a liquidation preference of $25,000 per share, plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at January 31, 2008 were:
Series A, 3.04%; Series B, 3.69%; Series C, 3.20%; and Series D, 3.20%.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .50%, calculated on the proceeds of each auction. For the year ended January 31, 2008, Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly owned subsidiary of Merrill Lynch, earned $189,497 as commissions.

Dividends on seven-day Preferred Stock are cumulative at a rate which is reset every seven days based on the results of an auction. Dividends on 28-day Preferred Stock are cumulative at a rate which resets every 28 days based on the results of an auction. If the Preferred Stock fails to clear the auction on the auction date, the Fund is required to pay the maximum applicable rate on the Preferred Stock to holders of such stock for successive dividend periods until such time as the Preferred Stock is successfully auctioned. The maximum applicable rate on the Preferred Stock for Series A, B and C is the higher of 110% of the AA commercial paper rate or 110% of 90% of the Kenny S&P 30-day High Grade Index rate divided by 1.00 minus the marginal tax rate and for Series D the higher of 110% plus or times (i) the Telerate/BBA LIBOR or (ii) 90% of the Kenny S&P 30-day High Grade Index rate divided by 1.00 minus the marginal tax rate. During the year ended January 31, 2008, the Preferred Stock of the Fund was successfully auctioned at each auction date. The low, high and average dividend ranges on the Preferred Stock for the Fund for the year ended January 31, 2008 were as follows:

--------------------------------------------------------------------------------
                                                         Low     High    Average
--------------------------------------------------------------------------------
Series A ...........................................     3.04%   4.05%    3.67%
Series B ...........................................     3.45    4.50     3.76
Series C ...........................................     3.20    4.60     3.72
Series D ...........................................     3.20    4.60     3.68
--------------------------------------------------------------------------------

The Fund may not declare dividends or make other distributions on Common Stock or purchase any such stock if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

The Preferred Stock is redeemable at the option of the Fund, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated unpaid dividends whether or not declared. The Preferred Stock is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund, as set forth in the Fund's Articles of Incorporation/Articles Supplementary, are not satisfied.

The holders of Preferred Stock have voting rights equal to the holders of Common Stock (one vote per share) and will vote together with holders of Common Stock as a single class. However, holders of Preferred Stock, voting as a separate class, are also entitled to elect two Directors for the Fund. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Stock, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Stock, (b) change a Fund's subclassification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.


       BLACKROCK MUNIENHANCED FUND, INC.              JANUARY 31, 2008        17

Notes to Financial Statements (concluded)

5. Distributions to Shareholders:

No provision is made for U.S. federal income taxes as it is the Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to their respective shareholders, which will be sufficient to relieve them from federal income and excise taxes.

The tax character of distributions paid during the fiscal years ended January 31, 2008 and January 31, 2007 was as follows:

--------------------------------------------------------------------------------
                                                       1/31/2008      1/31/2007
--------------------------------------------------------------------------------
Distributions paid from:
  Tax-exempt income ..............................    $22,090,016    $23,135,436
                                                      --------------------------
Total distributions ..............................    $22,090,016    $23,135,436
                                                      ==========================

As of January 31, 2008, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income -- net ......................    $  1,531,028
                                                                 ------------
Total undistributed earnings -- net .........................       1,531,028
Capital loss carryforward ...................................     (10,825,517)*
Unrealized gains -- net .....................................      11,988,653**
                                                                 ------------
Total accumulated earnings -- net ...........................    $  2,694,164
                                                                 ============

* On January 31, 2008, the Fund had a net capital loss carryforward of $10,825,517, of which $8,505,599 expires in 2009, $1,955,204 expires in
      2011 and $364,714 expires in 2013. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the difference between book and tax amortization methods for premiums and discounts on fixed income securities and the difference between the book and tax treatment of residual interest in tender option bonds.

6. Concentration Risk:

The Fund concentrates its investments in securities issued by state agencies and other governmental entities. The Fund is more susceptible to adverse financial, social, environmental, economic, regulatory and political factors that may affect these state agencies and other governmental entities, which could seriously affect the ability of these states and their municipal subdivisions to meet continuing obligations for principal and interest payments and therefore could impact the value of the Fund's investments and net asset value per share, than if the Fund was not concentrated in securities issued by state agencies and other governmental entities.

Many municipalities insure repayment of their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that market value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Schedule of Investments.

7. Subsequent Events:

Since February 13, 2008, the Preferred Stock of the Fund failed to clear any of its auctions. As a result, the Preferred Stock dividend rates were reset to the maximum applicable rate, which ranged from 3.32% to 5.20%. A failed auction is not an event of default for the Fund but it is a liquidity event for the holders of the Preferred Stock. Recent auction market liquidity problems have triggered numerous failed auctions for many closed-end funds, including BlackRock. A failed auction occurs when there are more sellers of a fund's auction rate preferred stock than buyers. It is impossible to predict how long this imbalance will last. An auction for the Fund's Preferred Stock may not occur for a long period of time, if ever, and even if liquidity does resume, holders of the Preferred Stock may not have the amount of liquidity they desire or the ability to sell the Preferred Stock at par.

The Fund paid a tax-exempt income dividend to holders of Common Stock in the amount of $.043000 on March 3, 2008 to shareholders of record on February 15, 2008.

The dividends declared on Preferred Stock for the period February 1, 2008 to February 29, 2008 for the Fund were as follows:

--------------------------------------------------------------------------------
Series A ...........................................................    $160,640
Series B ...........................................................    $120,440
Series C ...........................................................    $134,780
Series D ...........................................................    $114,152
--------------------------------------------------------------------------------


18       BLACKROCK MUNIENHANCED FUND, INC.              JANUARY 31, 2008

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock MuniEnhanced Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock MuniEnhanced Fund, Inc., as of January 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock MuniEnhanced Fund, Inc. as of January 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
March 25, 2008

Important Tax Information (Unaudited)

All of the net investment income distributions paid by BlackRock MuniEnhanced Fund, Inc. during the taxable year ended January 31, 2008 qualify as tax-exempt interest dividends for federal income tax purposes.


       BLACKROCK MUNIENHANCED FUND, INC.              JANUARY 31, 2008        19

Automatic Dividend Reinvestment Plan

How the Plan Works -- The Fund offers a Dividend Reinvestment Plan (the "Plan") under which income and capital gains dividends paid by the Fund are automatically reinvested in additional shares of Common Stock of the Fund. The Plan is administered on behalf of the shareholders by Computershare Trust Company, N.A. (the "Plan Agent"). Under the Plan, whenever the Fund declares a dividend, participants in the Plan will receive the equivalent in shares of Common Stock of the Fund. The Plan Agent will acquire the shares for the participant's account either (i) through receipt of additional unissued but authorized shares of the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market on the New York Stock Exchange or elsewhere. If, on the dividend payment date, the Fund's net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (a condition often referred to as a "market premium"), the Plan Agent will invest the dividend amount in newly issued shares. If the Fund's net asset value per share is greater than the market price per share (a condition often referred to as a "market discount"), the Plan Agent will invest the dividend amount by purchasing on the open market additional shares. If the Plan Agent is unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any uninvested portion in newly issued shares. The shares acquired are credited to each shareholder's account. The amount credited is determined by dividing the dollar amount of the dividend by either (i) when the shares are newly issued, the net asset value per share on the date the shares are issued or (ii) when shares are purchased in the open market, the average purchase price per share.

Participation in the Plan -- Participation in the Plan is automatic, that is, a shareholder is automatically enrolled in the Plan when he or she purchases shares of Common Stock of the Fund unless the shareholder specifically elects not to participate in the Plan. Shareholders who elect not to participate will receive all dividend distributions in cash. Shareholders who do not wish to participate in the Plan must advise the Plan Agent in writing (at the address set forth below) that they elect not to participate in the Plan. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by writing to the Plan Agent.

Benefits of the Plan -- The Plan provides an easy, convenient way for shareholders to make additional, regular investments in the Fund. The Plan promotes a long-term strategy of investing at a lower cost. All shares acquired pursuant to the Plan receive voting rights. In addition, if the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and with a cash value greater than the value of any cash distribution they would have received. However, there may not be enough shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

Plan Fees -- There are no enrollment fees or brokerage fees for participating in the Plan. The Plan Agent's service fees for handling the reinvestment of distributions are paid for by the Fund. However, brokerage commissions may be incurred when the Fund purchases shares on the open market and shareholders will pay a pro rata share of any such commissions.

Tax Implications -- The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Therefore, income and capital gains may still be realized even though shareholders do not receive cash. Participation in the Plan generally will not affect the tax-exempt status of exempt interest dividends paid by the Fund. If, when the Fund's shares are trading at a market premium, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of the discount from the market value (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Contact Information -- All correspondence concerning the Plan, including any questions about the Plan, should be directed to the Plan Agent at Computershare Trust Company, N.A., P.O. Box 43010, Providence, RI 02940-3010, Telephone: (800) 426-5523.

Other Information

From time to time in the future, the Fund may effect redemptions and/or repurchases of its Preferred Stock as provided in the applicable constituent instruments or as agreed upon by the Fund and holders of Preferred Stock. The Fund would generally effect such redemptions and/or repurchases to the extent necessary to maintain applicable asset coverage requirements.


20       BLACKROCK MUNIENHANCED FUND, INC.              JANUARY 31, 2008

Officers and Directors

                                                                                                 Number of
                                       Length of                                                 BlackRock-
                          Position(s)  Time                                                      Advised Funds
Name, Address             Held with    Served as a                                               and Portfolios Public
and Year of Birth         Fund         Director**  Principal Occupation(s) During Past 5 Years   Overseen       Directorships
====================================================================================================================================
Non-Interested Directors*
------------------------------------------------------------------------------------------------------------------------------------
G. Nicholas Beckwith, III Director     Since 2007  Chairman and Chief Executive Officer, Arch    112 Funds      None
40 East 52nd Street                                Street Management, LLC (Beckwith Family       109 Portfolios
New York, NY 10022                                 Foundation) and various Beckwith property
1945                                               companies since 2005; Chairman of the Board
                                                   of Directors, University of Pittsburgh
                                                   Medical Center since 2002; Board of
                                                   Directors, Shady Side Hospital Foundation
                                                   since 1977; Board of Directors, Beckwith
                                                   Institute for Innovation In Patient Care
                                                   since 1991; Member, Advisory Council on
                                                   Biology and Medicine, Brown University since
                                                   2002; Trustee, Claude Worthington Benedum
                                                   Foundation (charitable foundation) since
                                                   1989; Board of Trustees, Chatham College
                                                   since 1981; Board of Trustees, University of
                                                   Pittsburgh since 2002; Emeritus Trustee,
                                                   Shady Side Academy since 1977; Formerly
                                                   Chairman and Manager, Penn West Industrial
                                                   Trucks LLC (sales, rental and servicing of
                                                   material handling equipment) from 2005 to
                                                   2007; Formerly Chairman, President and Chief
                                                   Executive Officer, Beckwith Machinery
                                                   Company (sales, rental and servicing of
                                                   construction and equipment) from 1985 to
                                                   2005; Formerly Board of Directors, National
                                                   Retail Properties (REIT) from 2006 to 2007.
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Cavanagh       Director     Since 2007  Trustee, Aircraft Finance Trust since 1999;   113 Funds      Arch Chemical
40 East 52nd Street       and Chairman             Director, The Guardian Life Insurance         110 Portfolios (chemical and allied
New York, NY 10022        of the Board             Company of America since 1998; Chairman and                  products)
1946                      of Directors             Trustee, Educational Testing Service since
                                                   1997; Director, The Fremont Group since
                                                   1996; Formerly President and Chief Executive
                                                   Officer of The Conference Board, Inc.
                                                   (global business research organization) from
                                                   1995 to 2007.
------------------------------------------------------------------------------------------------------------------------------------
Kent Dixon                Director     Since 2007  Consultant/Investor since 1988.               113 Funds      None
40 East 52nd Street       and Member                                                             110 Portfolios
New York, NY 10022        of the Audit
1937                      Committee
------------------------------------------------------------------------------------------------------------------------------------
Frank J. Fabozzi          Director     Since 2007  Consultant/Editor of The Journal of           113 Funds      None
40 East 52nd Street       and Member               Portfolio Management since 2006; Professor    110 Portfolios
New York, NY 10022        of the Audit             in the Practice of Finance and Becton
1948                      Committee                Fellow, Yale University, School of
                                                   Management, since 2006; Formerly Adjunct
                                                   Professor of Finance and Becton Fellow, Yale
                                                   University from 1994 to 2006.
------------------------------------------------------------------------------------------------------------------------------------
Kathleen F. Feldstein     Director     Since 2007  President of Economics Studies, Inc.          113 Funds      The McClatchy
40 East 52nd Street                                (private economic consulting firm) since      110 Portfolios Company
New York, NY 10022                                 1987; Chair, Board of Trustees, McLean                       (publishing)
1941                                               Hospital since 2000; Member of the Board of
                                                   Partners Community Healthcare, Inc. since
                                                   2005; Member of the Board of Partners
                                                   HealthCare since 1995; Member of the Board
                                                   of Sherrill House (health care) since 1990;
                                                   Trustee, Museum of Fine Arts, Boston since
                                                   1992; Member of the Visiting Committee to
                                                   the Harvard University Art Museum since
                                                   2003; Trustee, The Committee for Economic
                                                   Development (research organization) since
                                                   1990; Member of the Advisory Board to the
                                                   International School of Business, Brandeis
                                                   University since 2002; Formerly Director of
                                                   Bell South (communications) from 1998 to
                                                   2006; Formerly Director of Ionics (water
                                                   purification) from 1992 to 2005; Formerly
                                                   Director of John Hancock Financial Services
                                                   from 1994 to 2003; Formerly Director of
                                                   Knight Ridder (media) from 1998 to 2006.
------------------------------------------------------------------------------------------------------------------------------------
James T. Flynn            Director     Since 2007  Formerly Chief Financial Officer of           112 Funds      None
40 East 52nd Street       and Member               JPMorgan & Co., Inc. from 1990 to 1995.       109 Portfolios
New York, NY 10022        of the Audit
1939                      Committee
------------------------------------------------------------------------------------------------------------------------------------


       BLACKROCK MUNIENHANCED FUND, INC.              JANUARY 31, 2008        21

                                                                                                 Number of
                                       Length of                                                 BlackRock-
                          Position(s)  Time                                                      Advised Funds
Name, Address             Held with    Served as a                                               and Portfolios Public
and Year of Birth         Fund         Director**  Principal Occupation(s) During Past 5 Years   Overseen       Directorships
===================================================================================================================================
Non-Interested Directors* (concluded)
-----------------------------------------------------------------------------------------------------------------------------------
Jerrold B. Harris         Director     Since 2007  Trustee, Ursinus College since 2000;          112 Funds      BlackRock-Kelso
40 East 52nd Street                                Director, Troemner LLC (scientific            109 Portfolios Capital Corp.
New York, NY 10022                                 equipment) since 2000.
1942
-----------------------------------------------------------------------------------------------------------------------------------
R. Glenn Hubbard          Director     Since 2007  Dean of Columbia Business School since 2004;  113 Funds      ADP (data and
40 East 52nd Street                                Columbia faculty member since 1988; Formerly  110 Portfolios information
New York, NY 10022                                 Co-Director of Columbia Business School's                    services);
1958                                               Entrepreneurship Program from 1997 to 2004;                  KKR Financial
                                                   Visiting Professor at the John F. Kennedy                    Corporation
                                                   School of Government at Harvard University                   (finance);
                                                   and the Harvard Business School since 1985                   Duke Realty (real
                                                   and at the University of Chicago since 1994;                 estate);
                                                   Formerly Chairman of the U.S. Council of                     Metropolitan
                                                   Economic Advisers under the President of the                 Life Insurance
                                                   United States from 2001 to 2003.                             Company (insurance);
                                                                                                                Information Services
                                                                                                                Group (media/
                                                                                                                technology)
------------------------------------------------------------------------------------------------------------------------------------
W. Carl Kester            Director     Since 2007  Mizuho Financial Group Professor of Finance,  112 Funds      None
40 East 52nd Street       and Member               Harvard Business School; Deputy Dean for      109 Portfolios
New York, NY 10022        of the Audit             Academic Affairs since 2006; Unit Head,
1951                      Committee                Finance, Harvard Business School from 2005
                                                   to 2006; Senior Associate Dean and Chairman
                                                   of the MBA Program of Harvard Business
                                                   School from 1999 to 2005; Member of the
                                                   faculty of Harvard Business School since
                                                   1981; Independent Consultant since 1978.
------------------------------------------------------------------------------------------------------------------------------------
Karen P. Robards          Director     Since 2007  Partner of Robards & Company, LLC (financial  112 Funds      AtriCure, Inc.
40 East 52nd Street       and                      advisory firm) since 1987; Co-founder and     109 Portfolios (medical devices);
New York, NY 10022        Chairperson              Director of the Cooke Center for Learning                    Care Investment
1950                      of the Audit             and Development (a not-for-profit                            Trust, Inc. (health
                          Committee                organization) since 1987; Formerly Director                  care REIT)
                                                   of Enable Medical Corp. from 1996 to 2005;
                                                   Formerly an investment banker at Morgan
                                                   Stanley from 1976 to 1987.
------------------------------------------------------------------------------------------------------------------------------------
Robert S. Salomon, Jr.    Director     Since 2002  Formerly Principal of STI Management LLC      112 Funds      None
40 East 52nd Street       and Member               (investment adviser) from 1994 to 2005.       109 Portfolios
New York, NY 10022        of the Audit
1936                      Committee
                          ----------------------------------------------------------------------------------------------------------
                          *       Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
                          **      Following the combination of Merrill Lynch Investment Managers, L.P. ("MLIM") and BlackRock,
                                  Inc. ("BlackRock") in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain directors as joining the Fund's board in 2007, those directors first became a member of the board of directors of other legacy MLIM or legacy BlackRock Funds as follows: G.
                                  Nicholas Beckwith, III since 1999; Richard E. Cavanagh since 1994; Kent Dixon since 1988; Frank
                                  J. Fabozzi since 1988; Kathleen F. Feldstein since 2005; James T. Flynn since 1996; Jerrold B.
                                  Harris since 1999; R. Glenn Hubbard since 2004; W. Carl Kester since 1998; Karen P. Robards since 1998 and Robert S. Salomon, Jr. since 1996.


22       BLACKROCK MUNIENHANCED FUND, INC.              JANUARY 31, 2008

                                                                                                 Number of
                                       Length of                                                 BlackRock-
                          Position(s)  Time                                                      Advised Funds
Name, Address             Held with    Served as a                                               and Portfolios Public
and Year of Birth         Fund         Director    Principal Occupation(s) During Past 5 Years   Overseen       Directorships
===================================================================================================================================
Interested Directors*
-----------------------------------------------------------------------------------------------------------------------------------
Richard S. Davis          Director     Since 2007  Managing Director, BlackRock, Inc. since      185 Funds      None
40 East 52nd Street                                2005; Formerly Chief Executive Officer,       292 Portfolios
New York, NY 10022                                 State Street Research & Management Company
1945                                               from 2000 to 2005; Formerly Chairman of the
                                                   Board of Trustees, State Street Research
                                                   Mutual Funds from 2000 to 2005; Formerly
                                                   Chairman, SSR Realty from 2000 to 2004.
-----------------------------------------------------------------------------------------------------------------------------------
Henry Gabbay              Director     Since 2007  Consultant, BlackRock, Inc. since 2007;       184 Funds      None
40 East 52nd Street                                Formerly Managing Director, BlackRock, Inc.   291 Portfolios
New York, NY 10022                                 from 1989 to 2007; Formerly Chief
1947                                               Administrative Officer, BlackRock Advisors,
                                                   LLC from 1998 to 2007; Formerly President of
                                                   BlackRock Funds and BlackRock Bond
                                                   Allocation Target Shares from 2005 to 2007;
                                                   Formerly Treasurer of certain closed-end
                                                   funds in the BlackRock fund complex from
                                                   1989 to 2006.
                          ----------------------------------------------------------------------------------------------------------
                          *       Messrs. Davis and Gabbay are both "interested persons," as defined in the Investment Company
                                  Act of 1940, of the Fund based on their positions with BlackRock, Inc. and its affiliates.
                                  Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.


       BLACKROCK MUNIENHANCED FUND, INC.              JANUARY 31, 2008        23

Officers and Directors (concluded)

                          Position(s)  Length of
Name, Address             Held with    Time
and Year of Birth         the Fund     Served       Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C. Burke           Fund         Since 2007   Managing Director of BlackRock, Inc. since 2006; Formerly Managing Director of
40 East 52nd Street       President                 Merrill Lynch Investment Managers, L.P. ("MLIM") and Fund Asset Management, L.P.
New York, NY 10022        and Chief                 ("FAM") in 2006; First Vice President thereof from 1997 to 2005; Treasurer
1960                      Executive                 thereof from 1999 to 2006 and Vice President thereof from 1990 to 1997.
                          Officer
------------------------------------------------------------------------------------------------------------------------------------
Anne F. Ackerley          Vice         Since 2007   Managing Director of BlackRock, Inc. since 2000 and First Vice President and
40 East 52nd Street       President                 Chief Operating Officer of Mergers and Acquisitions Group from 1997 to 2000;
New York, NY 10022                                  First Vice President and Chief Operating Officer of Public Finance Group thereof
1962                                                from 1995 to 1997; First Vice President of Emerging Markets Fixed Income
                                                    Research of Merrill Lynch & Co., Inc. from 1994 to 1995.
------------------------------------------------------------------------------------------------------------------------------------
Neal J. Andrews           Chief        Since 2007   Managing Director of BlackRock, Inc. since 2006; Formerly Senior Vice President
40 East 52nd Street       Financial                 and Line of Business Head of Fund Accounting and Administration at PFPC Inc.
New York, NY 10022        Officer                   from 1992 to 2006.
1966
------------------------------------------------------------------------------------------------------------------------------------
Jay M. Fife               Treasurer    Since 2007   Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Formerly
40 East 52nd Street                                 Assistant Treasurer of the MLIM/FAM advised funds from 2005 to 2006; Director of
New York, NY 10022                                  MLIM Fund Services Group from 2001 to 2006.
1970
------------------------------------------------------------------------------------------------------------------------------------
Brian P. Kindelan         Chief        Since 2007   Chief Compliance Officer of the Funds since 2007; Managing Director and Senior
40 East 52nd Street       Compliance                Counsel thereof since 2005; Director and Senior Counsel of BlackRock Advisors,
New York, NY 10022        Officer                   Inc. from 2001 to 2004 and Vice President and Senior Counsel thereof from 1998
1959                                                to 2000; Senior Counsel of The PNC Bank Corp. from 1995 to 1998.
------------------------------------------------------------------------------------------------------------------------------------
Howard Surloff            Secretary    Since 2007   Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at
40 East 52nd Street                                 BlackRock, Inc. since 2006; Formerly General Counsel (U.S.) of Goldman Sachs
New York, NY 10022                                  Asset Management, L.P. from 1993 to 2006.
1965
                          ----------------------------------------------------------------------------------------------------------
                          *     Officers of the Fund serve at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------


Custodian

State Street Bank and
Trust Company
Boston, MA 02101

Transfer Agents

Common Stock:
Computershare Trust Company, N.A.
Providence, RI 02940

Preferred Stock:

The Bank of New York Mellon
New York, NY 10286

Accounting Agent

State Street Bank and
Trust Company
Princeton, NJ 08540

Independent Registered Public

Accounting Firm
Deloitte & Touche LLP
Princeton, NJ 08540

Legal Counsel

Skadden, Arps, Slate,
Meagher & Flom LLP
New York, NY 10036


24       BLACKROCK MUNIENHANCED FUND, INC.              JANUARY 31, 2008

Additional Information

Proxy Results

During the six-month period ended January 31, 2008, the Common Stock and Preferred Stock (Series A-D) shareholders of BlackRock MuniEnhanced Fund, Inc. voted on the following proposal, which was approved at the annual shareholders' meeting on August 16, 2007. This proposal was part of the reorganization of the Fund's Board of Directors that took effect on November 1, 2007. A description of the proposal and number of shares voted are as follows:

---------------------------------------------------------------------------------------------------------------------
                                                                                     Shares Voted     Shares Withheld
                                                                                         For            From Voting
---------------------------------------------------------------------------------------------------------------------
To elect the Fund's Board of Directors:     G. Nicholas Beckwith, III                 25,708,238         1,056,188
                                            Richard E. Cavanagh                       25,709,459         1,054,967
                                            Richard S. Davis                          25,707,552         1,056,874
                                            Kent Dixon                                25,705,547         1,058,879
                                            Kathleen F. Feldstein                     25,705,820         1,058,606
                                            James T. Flynn                            25,710,433         1,053,993
                                            Henry Gabbay                              25,836,038           928,388
                                            Jerrold B. Harris                         25,707,186         1,057,240
                                            R. Glenn Hubbard                          25,701,615         1,062,811
                                            Karen P. Robards                          25,712,576         1,051,850
                                            Robert S. Salomon, Jr.                    25,711,207         1,053,219
---------------------------------------------------------------------------------------------------------------------

During the six-month period ended January 31, 2008, the Preferred Stock shareholders (Series A-D) of BlackRock MuniEnhanced Fund, Inc., voted on the following proposal, which was approved at the annual shareholders' meeting on August 16, 2007. This proposal was part of the reorganization of the Fund's Board of Directors that took effect on November 1, 2007. A description of the proposal and number of shares voted are as follows:

---------------------------------------------------------------------------------------------------------------------
                                                                                     Shares Voted     Shares Withheld
                                                                                         For            From Voting
---------------------------------------------------------------------------------------------------------------------
To elect the Fund's Board of Directors:     Frank J. Fabozzi and W. Carl Kester         6,079               13
---------------------------------------------------------------------------------------------------------------------


       BLACKROCK MUNIENHANCED FUND, INC.              JANUARY 31, 2008        25

Additional Information (concluded)

Fund Certification

The Fund is listed for trading on the New York Stock Exchange ("NYSE") and has filed with the NYSE its annual chief executive officer certification regarding compliance with the NYSE's listing standards. The Fund filed with the Securities and Exchange Commission ("SEC") the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the financial information included in this report.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Electronic Delivery

Electronic copies of most financial reports are available on the Fund's website or shareholders can sign up for e-mail notifications of quarterly statements and annual and semi-annual reports by enrolling in the Fund's electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.


26       BLACKROCK MUNIENHANCED FUND, INC.              JANUARY 31, 2008

General Information

The Fund does not make available copies of its Statements of Additional Information because the Fund's shares are not continuously offered, which means that the Statement of Additional Information of the Fund has not been updated after completion of the Fund's offering and the information contained in the Fund's Statement of Additional Information may have become outdated.

The Fund will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

During the period, there were no material changes in the Fund's investment objective or policies or to the Fund's character or by-laws that were not approved by the shareholders or in the principal risk factors associated with investment in the Fund. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund's portfolio.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.


       BLACKROCK MUNIENHANCED FUND, INC.              JANUARY 31, 2008        27

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock, which creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock, currently set at the maximum reset rate as a result of failed auctions, may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free (800) 441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at www.blackrock.com or by calling (800) 441-7762 and (2) on the Securities and Exchange Commission's website at http://www.sec.gov.

BlackRock MuniEnhanced Fund, Inc.
100 Bellevue Parkway
Wilmington, DE 19809

                                                                       BLACKROCK

                                                                     #10874-1/08

Item 2 - Code of Ethics - The registrant (or the "Fund") has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors or trustees, as applicable (the "board of directors") has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
            Kent Dixon (term began effective November 1, 2007)
            Frank J. Fabozzi (term began effective November 1, 2007)
            James T. Flynn (term began effective November 1, 2007)
            Joe Grills (term ended effective November 1, 2007)
            W. Carl Kester (term began effective November 1, 2007)
            Karen P. Robards (term began effective November 1, 2007)
            Robert S. Salomon, Jr.

            The registrant's board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to
            Item 3(c)(4) of Form N-CSR.

            Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester's financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements.

            Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

            Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 -    Principal Accountant Fees and Services

----------------------------------------------------------------------------------------------------------------------------------
                         (a) Audit Fees          (b) Audit-Related Fees(1)        (c) Tax Fees(2)            (d) All Other Fees(3)
----------------------------------------------------------------------------------------------------------------------------------
                      Current      Previous        Current      Previous        Current      Previous        Current      Previous
                    Fiscal Year     Fiscal       Fiscal Year     Fiscal       Fiscal Year     Fiscal       Fiscal Year     Fiscal
   Entity Name          End        Year End          End        Year End          End        Year End          End        Year End
----------------------------------------------------------------------------------------------------------------------------------
BlackRock
MuniEnhanced Fund,
Inc.                  $28,000      $28,500           $3,500        $3,500       $6,100        $6,100          $1,049         $0
----------------------------------------------------------------------------------------------------------------------------------

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2 The nature of the services include tax compliance, tax advice and tax planning.
3 The nature of the services include a review of compliance procedures and attestation thereto.

            (e)(1) Audit Committee Pre-Approval Policies and Procedures:

                  The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are
            a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

                  Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to one or more of its members the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

            (e)(2) None of the services described in each of Items 4(b) through
            (d) were approved by the audit committee pursuant to paragraph
            (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

            (f) Not Applicable

(g) Affiliates' Aggregate Non-Audit Fees:

            --------------------------------------------------------------------
                                               Current Fiscal    Previous Fiscal
                     Entity Name                  Year End           Year End
            --------------------------------------------------------------------
            BlackRock MuniEnhanced Fund, Inc.     $298,149         $3,060,933
            --------------------------------------------------------------------

            (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant's investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
            (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

            Regulation S-X Rule 2-01(c)(7)(ii) - $287,500, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

            James H. Bodurtha (term ended effective November 1, 2007) Kent Dixon (term began effective November 1, 2007)
            Frank J. Fabozzi (term began effective November 1, 2007) James T. Flynn (term began effective November 1, 2007) Kenneth A. Froot (term ended effective November 1, 2007) Joe Grills (term ended effective November 1, 2007)
            W. Carl Kester (term began effective November 1, 2007) Herbert I. London (term ended effective November 1, 2007) Roberta Cooper Ramo (term ended effective November 1, 2007) Karen P. Robards (term began effective November 1, 2007) Robert S. Salomon, Jr.

Item 6 - Schedule of Investments - The registrant's Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - The registrant has delegated the voting of proxies relating to Fund portfolio securities to its investment adviser, BlackRock Advisors, LLC and its sub-adviser, as applicable. The Proxy Voting Policies and Procedures of the adviser and sub-adviser are attached hereto as Exhibit 99.PROXYPOL.

            Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12 month period ended June 30 is available without charge (1) at www.blackrock.com and (2) on the Commission's web site at http://www.sec.gov.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - as of January 31, 2008.

            (a)(1) BlackRock MuniEnhanced Fund, Inc. is managed by a team of investment professionals comprised of Michael A. Kalinoski, Director at BlackRock, Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock, and Walter O'Connor, Managing Director at BlackRock. Each is a member of BlackRock's municipal tax-exempt management group. Mr. Jaeckel and Mr. O'Connor are responsible for setting the Fund's overall investment strategy and overseeing the management of the Fund. Mr. Kalinoski is the Fund's lead portfolio manager and is responsible for the day-to-day management of the Fund's portfolio and the selection of its investments. Messrs. Jaeckel and O'Connor have been members of the Fund's management team since 2006 and Mr. Kalinoski has been the Fund's portfolio manager since 2000.

            Mr. Jaeckel joined BlackRock in 2006. Prior to joining BlackRock, he was a Managing Director (Municipal Tax-Exempt Fund Management) of Merrill Lynch Investment Managers, L.P. ("MLIM") from 2005 to 2006 and a Director of MLIM from 1997 to 2005. He has been a portfolio manager with BlackRock or MLIM since 1991.

            Mr. O'Connor joined BlackRock in 2006. Prior to joining BlackRock, he was a Managing Director (Municipal Tax-Exempt Fund Management) of MLIM from 2003 to 2006 and was a Director of MLIM from 1997 to 2002. He has been a portfolio manager with BlackRock or MLIM since 1991.

            Mr. Kalinoski joined BlackRock in 2006. Prior to joining BlackRock, he was Director (Municipal Tax-Exempt Fund Management) of MLIM since 2006 and a Vice President from 1999 to 2006. He has been a portfolio manager of BlackRock or MLIM since 1999.

            (a)(2) As of January 31, 2008:

            -----------------------------------------------------------------------------------------------------------------------
                                                                                             (iii) Number of Other Accounts and
                                      (ii) Number of Other Accounts Managed                     Assets for Which Advisory Fee is
                                           and Assets by Account Type                                 Performance-Based
            -----------------------------------------------------------------------------------------------------------------------
                                    Other             Other                                Other            Other
              (i) Name of         Registered          Pooled                             Registered        Pooled
               Portfolio          Investment        Investment         Other             Investment       Investment        Other
                Manager           Companies          Vehicles         Accounts           Companies         Vehicles        Accounts
            -----------------------------------------------------------------------------------------------------------------------
            Michael A.
            Kalinoski                 5                 0                0                   0                 0              0
            -----------------------------------------------------------------------------------------------------------------------
                               $2,710,387,296          $0               $0                  $0                $0             $0
            -----------------------------------------------------------------------------------------------------------------------
            Walter O'Connor          80                 0                0                   0                 0              0
            -----------------------------------------------------------------------------------------------------------------------
                               $28,320,424,734         $0               $0                  $0                $0             $0
            -----------------------------------------------------------------------------------------------------------------------
            Theodore R.
            Jaeckel, Jr.             80                 1                0                   0                 1              0
            -----------------------------------------------------------------------------------------------------------------------
                               $28,320,424,734      $21,386,902         $0                  $0            $21,386,902        $0
            -----------------------------------------------------------------------------------------------------------------------

            (iv) Potential Material Conflicts of Interest

            BlackRock, Inc. and its affiliates (collectively, herein "BlackRock") has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made for the Fund. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates') officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors or employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a Fund. In this regard, it should be noted that Mr. Jaeckel currently manages certain accounts that are subject to performance fees. In addition, Mr. Jaeckel assists in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

            As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

            (a)(3) As of January 31, 2008:

            Portfolio Manager Compensation Overview

            BlackRock's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan.

            Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

            Discretionary Incentive Compensation

            Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager's group within BlackRock, the investment performance, including risk-adjusted returns, of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock's Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager are compared and the period of time over which performance is evaluated. With respect to the portfolio managers, such benchmarks include a combination of market-based indices (e.g., Lehman Brothers Municipal Bond Index), certain customized indices and certain fund industry peer groups.

            BlackRock's Chief Investment Officers make a subjective determination with respect to each portfolio manager's compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above. Performance is measured on both a pre-tax and after-tax basis over various time periods including 1, 3, 5 and 10-year periods, as applicable.

            Distribution of Discretionary Incentive Compensation

            Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on the Company's ability to sustain and improve its performance over future periods.

            Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

                  Long-Term Retention and Incentive Plan ("LTIP") --The LTIP is
            a long-term incentive plan that seeks to reward certain key employees. Beginning in 2006, awards are granted under the LTIP in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock. Messrs. Jaeckel and O'Connor have received awards under the LTIP.

                  Deferred Compensation Program --A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm's investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among various options, including to certain of the firm's hedge funds and other proprietary mutual funds. Each portfolio manager has participated in the deferred compensation program.

                  Incentive Savings Plans -- BlackRock, Inc. has created a
            variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income. The RSP offers a range of investment options, including registered investment companies managed by the firm. Company contributions follow the investment direction set by participants for their own contributions or absent, employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

            (a)(4) Beneficial Ownership of Securities. As of January 31, 2008,
                   none of Messrs. Kalinoski, Jaeckel or O'Connor beneficially owned any stock issued by the Fund.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable due to no such purchases during the period covered by this report.

Item 10 -   Submission of Matters to a Vote of Security Holders - The
            registrant's Nominating and Governance Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11 -   Controls and Procedures

11(a) - The registrant's principal executive and principal financial officers or persons performing similar functions have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -   Exhibits attached hereto

12(a)(1) -  Code of Ethics - See Item 2

12(a)(2) -  Certifications - Attached hereto

12(a)(3) -  Not Applicable

12(b) -     Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniEnhanced Fund, Inc.


By: /s/ Donald C. Burke
    -------------------
    Donald C. Burke
    Chief Executive Officer (principal executive officer) of
    BlackRock MuniEnhanced Fund, Inc.

Date: March 24, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Donald C. Burke
    -------------------
    Donald C. Burke
    Chief Executive Officer (principal executive officer) of
    BlackRock MuniEnhanced Fund, Inc.

Date: March 24, 2008


By: /s/ Neal J. Andrews
    -------------------
    Neal J. Andrews
    Chief Financial Officer (principal financial officer) of
    BlackRock MuniEnhanced Fund, Inc.

Date: March 24, 2008